SUPPLEMENT DATED JULY 1, 2005 TO THE
                                     VARIABLE CONTRACT PROSPECTUSES LISTED BELOW

The following information supplements, and to the extent inconsistent therewith, replaces the information in the prospectus and statement of additional information. Please retain this supplement for future reference.

On July 1, 2005, Citigroup Inc. completed the sale of its life and annuity businesses to MetLife, Inc. The sale included Citicorp Life Insurance Company ("CLIC") and First Citicorp Life Insurance Company ("FLIC"), the insurance companies that issue the variable contract described in your prospectus.

The sale also included CLIC and FCLIC's affiliated investment advisory companies, Travelers Asset Management International Company LLC, and Travelers Investment Adviser Inc., each of which serves as the investment advisor for certain of the funding options that may be available under your variable contract.

As a result of the transaction, CLIC and FLIC are now wholly-owned subsidiaries of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.

Further, as a result of the transaction, CLIC and FCLIC are no longer affiliates of Citigroup Inc., Citicorp Investment Services, Inc., Citigroup Global Markets Inc., or PFS Investments, Inc. All references in the prospectus to such affiliation are deleted. These entities will continue to offer contracts they previously offered while affiliates of CLIC and FCLIC, as well as other contracts offered by MetLife, Inc.

Also in connection with the transaction, the following portfolios of Travelers Series Fund Inc. have been reorganized into portfolios of The Travelers Series Trust pursuant to a vote of shareholders of each portfolio: AIM Capital Appreciation portfolio, MFS Total Return portfolio, Pioneer Strategic Income portfolio, Salomon Brothers Strategic Total Return Bond portfolio, Strategic Equity portfolio, Travelers Managed Income portfolio and Van Kampen Enterprise portfolio. Any references in your prospectus to these portfolios being a portfolio of Travelers Series Fund Inc. is replaced with The Travelers Series Trust.

Also in connection with the transaction, the Social Awareness Stock portfolio of The Travelers Series Trust has been reorganized into a portfolio of Travelers Series Fund Inc. pursuant to a vote of shareholders. Any references in your prospectus to this portfolio being a portfolio of The Travelers Series Trust is replaced with Travelers Series Fund Inc.

The Net Total Annual Operating Expenses for each reorganized portfolio remains the same following the reorganization.

The transaction does not affect the terms or conditions of your variable contract, and CLIC or FLIC remain fully responsible for their respective contractual obligations to variable contract owners.

In addition, for each of the following Funding Options that may be available under your variable contract and are advised by Travelers Asset Management International Company LLC ("TAMIC"), Salomon Brothers Asset Management Inc. has been approved as a subadviser: Travelers Quality Bond Portfolio, Money Market Portfolio, Managed Assets Trust, High Yield Bond Trust, U.S. Government Securities Portfolio, Convertible Securities Portfolio, Zero Coupon Bond Fund Portfolio (Series 2005), The Travelers Money Market Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, and Travelers Managed Income Portfolio.

SUPPLEMENT TO THE FOLLOWING VARIABLE CONTRACT PROSPECTUSES DATED MAY 2, 2005:

CITIELITE ANNUITY FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT (REFERRED TO AS CITIVARIABLE)


L-24524                                                               July, 2005